UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/24/2011

Greer Bancshares Incorporated
(Exact name of registrant as specified in its charter)

Commission File Number:  000-33021

South Carolina	57-1126200
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1111 W. Poinsett Street
Greer, South Carolina 29650
(Address of principal executive offices, including zip code)

(864) 877-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 24, 2011, Kenneth M. Harper resigned his positions as President and Chief Executive Officer of each of Greer Bancshares Incorporated (the "Company") and its wholly-owned subsidiary, Greer State Bank (the "Bank"). He also resigned as a director of the Company.

In connection with his resignation, Mr. Harper, the Company and the Bank entered into an Agreement filed as Exhibit 99.1, the terms of which are incorporated by reference. Pursuant to the Agreement, among other things, Mr. Harper waived any severance payments, and the Bank waived certain noncompete restrictions contained in his employment agreement with the Bank dated September 8, 2004.

The Boards of the Company and the Bank have elected R. Dennis Hennett to succeed Mr. Harper as President and Chief Executive Officer of the Company and the Bank, respectively. Mr. Hennett, 68, has been a director of the Company since 1988. He previously served as President and Chief Executive Officer of the Company and the Bank until his retirement on February 1, 2008. He has approximately 40 years of experience as a banker, and was the original President of the Bank when it was organized in 1988. Mr. Hennett has significant community involvement, including serving on the board of the Greer Development Corporation, as a trustee of the Greenville Hospital System and in various capacities with the Greer Chamber of Commerce. Mr. Hennett's compensation will consist of a salary of $225,000 per year.

Mr. Hennett's election is subject to approval by the Federal Deposit Insurance Corporation and the Federal Reserve Bank of Richmond. In the interim, executive duties have been assumed by J. Richard Medlock, Jr., Executive Vice President and Chief Financial Officer.

On March 30, 2011, the Company issued a press release, which is filed as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)               Exhibits
The following exhibits are filed as part of this report:

Exhibit No.                 Exhibit

99.1                Agreement between Kenneth M. Harper, Greer State Bank and Greer Bancshares Incorporated effective March 24, 2011

99.2                Press Release dated March 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greer Bancshares Incorporated

Date: March 30, 2011	By:	/s/ J. Richard Medlock, Jr.
J. Richard Medlock, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.2	Press Release dated March 30, 2011
EX-99.1	Agreement between Kenneth M. Harper, Greer State Bank and Greer Bancshares Incorporated effective March 24, 2011